UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 6, 2022
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East,	Minnetonka,	Minnesota	55343
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2022, the Company held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). There were 843,160,562 shares of common stock represented at the Annual Meeting. The shareholders of the Company voted as follows on the following matters at the Annual Meeting:

1.Election of Directors. The eight directors were elected at the Annual Meeting for a one-year term based upon the following votes:

				Broker
Director Nominee	For	Against	Abstain	Non-Votes
Timothy P. Flynn	753,847,157	29,004,992	1,508,426	58,799,987
Paul R. Garcia	781,505,805	1,618,488	1,236,282	58,799,987
Stephen J. Hemsley	762,012,492	21,563,707	784,376	58,799,987
Michele J. Hooper	750,721,428	32,149,895	1,489,252	58,799,987
F. William McNabb III	763,069,338	19,770,831	1,520,406	58,799,987
Valerie C. Montgomery Rice, M.D.	780,066,783	3,549,267	744,525	58,799,987
John H. Noseworthy, M.D.	746,355,879	36,521,435	1,483,261	58,799,987
Andrew Witty	779,119,095	4,471,172	770,308	58,799,987

2.Non-binding advisory vote on executive compensation. The Company’s executive compensation was approved by a non-binding advisory vote based upon the following votes:

			Broker
For	Against	Abstain	Non-Votes
736,876,105	46,176,651	1,307,819	58,799,987

3.Ratification of the appointment of Deloitte & Touche LLP. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022 was ratified based upon the following votes:

For	Against	Abstain
816,574,416	25,392,660	1,193,486

4.Shareholder proposal seeking shareholder ratification of termination pay. The shareholder proposal was not approved based upon the following votes:

			Broker
For	Against	Abstain	Non-Votes
333,837,234	448,905,964	1,617,377	58,799,987

5.Shareholder proposal regarding political contributions congruency report. The shareholder proposal was not approved based upon the following votes:

			Broker
For	Against	Abstain	Non-Votes
287,876,389	465,520,907	30,963,279	58,799,987

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Kuai H. Leong

Kuai H. Leong
Deputy Secretary

Date: June 10, 2022